UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2017
_________________________________________________

WESTERN ASSET MORTGAGE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

Delaware	001-35543	27-0298092
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
385 East Colorado Boulevard
Pasadena, California 91101
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(626) 844-9400
N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.
On March 6, 2017, Western Asset Mortgage Capital Corporation (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Western Asset Management Company and JMP Securities LLC, as placement agent (the “Placement Agent”). Under the terms of the Agreement, the Company may offer and sell up to $100,000,000 aggregate offering price of shares of its common stock (the “Shares”), par value $0.01 per share, from time to time to or through the Placement Agent, acting as agent and/or principal.
Shares sold under the Agreement, if any, will be issued pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-216496) (the “Registration Statement”), including the prospectus, dated March 7, 2017, and the prospectus supplement, dated May 11, 2017, as the same may be amended or supplemented.
On May 11, 2017, Skadden, Arps, Slate, Meagher & Flom LLP delivered an opinion (the “Opinion”) to the Company in connection with the Company’s sale from time to time to or through the Placement Agent of up to $100,000,000 aggregate offering price of the Shares pursuant to the Agreement. The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1 hereto)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WESTERN ASSET MORTGAGE CAPITAL CORPORATION
By:    /s/ Lisa Meyer ___________
Lisa Meyer
Chief Financial Officer and Treasurer

Date: May 11, 2017

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1 hereto)

3